UBS Midstream & MLP Conference January 2018

Forward‐Looking Statements This presentation contains forward-looking statements within the meaning of federal securities laws regarding MPLX LP (“MPLX”) and Marathon Petroleum Corporation (“MPC”). These forward-looking statements relate to, among other things, expectations, estimates and projections concerning the business and operations of MPLX and MPC, including proposed strategic initiatives and our value creation plans. You can identify forward-looking statements by words such as “anticipate,” “believe,” “design,” “estimate,” “expect,” “forecast,” “goal,” “guidance,” “imply,” “intend,” “ob jective,” “opportunity,” “outlook,” “plan,” “position,” “pursue,” “prospective,” “predict,” “project,” “potential,” “seek,” “strategy,” “target,” “could,” “may,” “should,” “would,” “will” or other similar expressions that convey the uncertainty of future events or outcomes. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the companies’ control and are difficult to predict. Factors that could cause MPLX’s actual results to differ materially from those implied in the forward-looking statements include: negative capital market conditions, including an increase of the current yield on common units, adversely affecting MPLX’s ability to meet its distribution growth guidance; the time, costs and ability to obtain regulatory or other approvals and consents and otherwise consummate the strategic initiatives discussed herein and other proposed transactions; the satisfaction or waiver of conditions in the agreements governing the strategic initiatives discussed herein and other proposed transactions; our ability to achieve the strategic and other objectives related to the strategic initiatives discussed herein and other proposed transactions; adverse changes in laws including with respect to tax and regulatory matters; the adequacy of MPLX’s capital resources and liquidity, including, but not limited to, availability of sufficient cash flow to pay distributions and access to debt to fund anticipated dropdowns on commercially reasonable terms, and the ability to successfully execute its business plans and growth strategy; the timing and extent of changes in commodity prices and demand for crude oil, refined products, feedstocks or other hydrocarbon-based products; continued/further volatility in and/or degradation of market and industry conditions; changes to the expected construction costs and timing of projects; completion of midstream infrastructure by competitors; disruptions due to equipment interruption or failure, including electrical shortages and power grid failures; the suspension, reduction or termination of MPC’s obligations under MPLX’s commercial agreements; modifications to earnings and distribution growth objectives; the level of support from MPC, including dropdowns, alternative financing arrangements, taking equity units, and other methods of sponsor support, as a result of the capital allocation needs of the enterprise as a whole and its ability to provide support on commercially reasonable terms; compliance with federal and state environmental, economic, health and safety, energy and other policies and regulations and/or enforcement actions initiated thereunder; adverse results in litigation; changes to MPLX’s capital budget; other risk factors inherent to MPLX’s industry; and the factors set forth under the heading “Risk Factors” in MPLX’s Annual Report on Form 10-K for the year ended Dec. 31, 2016, filed with the Securities and Exchange Commission (SEC). Factors that could cause MPC’s actual results to differ materially from those implied in the forward- looking statements include: the time, costs and ability to obtain regulatory or other approvals and consents and otherwise consummate the strategic initiatives discussed herein; the satisfaction or waiver of conditions in the agreements governing the strategic initiatives discussed herein; our ability to achieve the strategic and other objectives related to the strategic initiatives discussed herein; our ability to manage disruptions in credit markets or changes to our credit rating; adverse changes in laws including with respect to tax and regulatory matters; changes to the expected construction costs and timing of projects; continued/further volatility in and/or degradation of market and industry conditions; the availability and pricing of crude oil and other feedstocks; slower growth in domestic and Canadian crude supply; the effects of the lifting of the U.S. crude oil export ban; completion of pipeline capacity to areas outside the U.S. Midwest; consumer demand for refined products; transportation logistics; the reliability of processing units and other equipment; MPC’s ability to successfully implement growth opportunities; the impact of adverse market conditions affecting MPLX’s midstream business; modifications to MPLX earnings and distribution growth objectives, and other risks described above with respect to MPLX; compliance with federal and state environmental, economic, health and safety, energy and other policies and regulations, including the cost of compliance with the Renewable Fuel Standard, and/or enforcement actions initiated thereunder; adverse results in litigation; changes to MPC’s capital budget; other risk factors inherent to MPC’s industry; and the factors set forth under the heading “Risk Factors” in MPC’s Annual Report on Form 10-K for the year ended Dec. 31, 2016, filed with the SEC. In addition, the forward-looking statements included herein could be affected by general domestic and international economic and political conditions. Unpredictable or unknown factors not discussed here, in MPLX’s Form 10-K or in MPC’s Form 10-K could also have material adverse effects on forward-looking statements. Copies of MPLX’s Form 10-K are available on the SEC website, MPLX’s website at http://ir.mplx.com or by contacting MPLX’s Investor Relations office. Copies of MPC’s Form 10-K are available on the SEC website, MPC’s website at http://ir.marathonpetroleum.com or by contacting MPC’s Investor Relations office. Non-GAAP Financial Measures Adjusted EBITDA, distributable cash flow (DCF) and distribution coverage ratio are non-GAAP financial measures provided in this presentation. Adjusted EBITDA and DCF reconciliations to the nearest GAAP financial measure are included in the Appendix to this presentation. Adjusted EBITDA with respect to the joint-interest acquisition is calculated as cash distributions adjusted for maintenance capital, growth capital and financing activities. Distribution coverage ratio is the ratio of DCF attributable to GP and LP unitholders to total GP and LP distributions declared. Adjusted EBITDA, DCF and distribution coverage ratio are not defined by GAAP and should not be considered in isolation or as an alternative to net income attributable to MPLX, net cash provided by operating activities or other financial measures prepared in accordance with GAAP. The EBITDA forecasts related to certain projects were determined on an EBITDA-only basis. Accordingly, information related to the elements of net income, including tax and interest, are not available and, therefore, reconciliations of these non-GAAP financial measures to the nearest GAAP financial measures have not been provided. 2

Key Investment Highlights Diversified large-cap MLP positioned to deliver attractive returns over the long term Forecast distribution growth of ~12% for 2017 and ~10% for 2018 Gathering & Processing Logistics & Storage Stable Cash Flows Cost of Capital Optimization • Largest processor and fractionator in the Marcellus/Utica basins • Strong footprint in STACK play and growing presence in Permian basin • Supports extensive operations of second-largest U.S. refiner • Expanding third-party business and delivering industry solutions • Substantial fee-based income with limited commodity exposure • Long-term relationships with diverse set of producer customers • Transportation and storage agreements with sponsor MPC • Visibility to growth through robust portfolio of organic projects and strong coverage ratio • Exchange of IDRs for MPLX LP units planned • Anticipate no issuance of public equity to fund organic growth capital in 2018 3

Strategic Actions to Enhance Unitholder Value

MPLX ENERGY LOGISTICS

Asset Dropdowns

~$1.4 B

MLP-qualifying EBITDA

IDRs Exchange for LP Units

COMPLETED in 2017

- First dropdown in March
  - ~$250 MM annual EBITDA
  - ~8x EBITDA multiple
- Second dropdown in September
  - ~$138 MM annual adjusted EBITDA(1)
  - ~7.6x adjusted EBITDA multiple
- Executed agreement for remaining dropdown in November – expected to close Feb. 1, 2018
  - ~$1 B annual EBITDA
  - ~8.1x EBITDA multiple
- Executed agreement for exchange of GP economic interests, including IDRs, in December – expected to close Feb. 1, 2018
  - 275 MM newly issued common units
  - ~$10.1 B transaction value

First Quarter 2018(2)

- Remaining dropdown and IDR exchange expected to close Feb. 1, 2018

BENEFITS

- Simplifies structure
- Expected to lower cost of capital
- EBITDA from asset dropdowns adds substantial stable cash flow
- Provides unique opportunity to target strong distribution coverage while maintaining an attractive and sustainable distribution growth rate for the long term

(1)Adjusted EBITDA with respect to anticipated joint-interest acquisitions is calculated as cash distributions adjusted for maintenance capital, growth capital and financing activities
(2)All transactions subject to closing conditions, including tax and regulatory clearances

4

Agreement to Exchange MPC’s GP Economic Interests Completes the announced plan  Announced Dec. 15, 2017 and expected to close Feb. 1, 2018 subject to the completion of refining logistics assets and fuels distribution services dropdown(1)  Exchanges MPC’s GP economic interests, including IDR’s, for 275 million MPLX common units  ~$10.1 B transaction value(2)  Transaction represents one of the fastest paths to accretion compared with similar GP transactions – Result of rapid growth of GP/IDR cash flows in status-quo scenario 5 (1)All transactions subject to closing conditions including tax and other regulatory clearances (2)As calculated in Dec. 15, 2017 press release

Exchange Agreement – Cont’d.  Exchanges MPLX GP/IDR cash distribution requirements to MPC for limited partner unit distributions  Expected to be accretive to MPLX distributable cash flow (“DCF”) attributable to common unitholders on a per unit basis in the third quarter and for the full-year 2018 – Compares pre- and post-exchange on DCF per unit available to common unitholders basis – Pre-exchange basis allocates to LP DCF the maximum amount which is distributable per partnership agreement • In the high splits, total excess cash flow is allocated equally to LP and GP DCF – beyond actual distributions – Post exchange basis eliminates the fully distributed GP/IDR take which results in an increase to total cash flow allocated to LP DCF  Supports attractive long-term distribution growth rate and lower cost of capital for MPLX – Continue to forecast ~10% distribution growth for 2018 6 All transactions subject to closing conditions including tax and other regulatory clearances

MPC and MPLX’s Long-term Strategic Linkage  MPLX was created in 2012 to grow MPC’s midstream platform  Assets and services provided by MPLX are integral to MPC’s operations and MPC is MPLX’s largest customer  Earnings streams for assets/businesses sold to MPLX have effectively been converted into distribution streams  Distributions from MPLX are fundamental elements of MPC’s discretionary free cash flow and capital resources  LP unitholders, including MPC, benefit from continued growth in DCF and distributions from MPLX 7 MPC expects to hold MPLX units permanently

Executed Agreement for Remaining Dropdown from MPC  Assets include: – Refining logistics assets: storage tanks, rail and truck racks, docks, and gasoline blending and inter-battery piping – Fuels distribution services: scheduling and marketing services that support MPC’s refinery and marketing operations  Total consideration of ~$8.1 B – $4.1 B in cash and 114 million MPLX units – ~$1 B annual EBITDA – Expected to be immediately accretive to MPLX’s distributable cash flow 8  Expect to close Feb. 1, 2018

Refining Logistics Overview 9 Integrated Tank Farm Assets Supporting MPC’s Operations Tanks Annual EBITDA ~$400 MM Fee for Capacity Arrangement  ~56 MMBBL storage  Multiple rail and truck loading racks  Handle ocean- and river-going vessels at Gulf Coast refineries and asphalt barges at Detroit refinery  Piping to connect process units, tank farms, terminals Racks Docks Gasoline Blending & Associated Piping

Fuels Distribution Overview 10 Extensive Range of Scheduling and Marketing Services that Support MPC’s Refining and Marketing Operations Services Description  Supply and demand balancing  Third-party exchange, terminaling and storage  Bulk purchases and sale of products  Product movements coordination  Products and intermediates inventory Marketing Services  Customer identification, evaluation and set-up  Marketing analytics and forecasting  Sale of products  Branded product marketing Annual EBITDA ~$600 MM Supported by MPLX logistics assets no additional maintenance capital Scheduling Model is different from other Fuels Distribution models  No title to inventory  Margin risk stays with MPC  100% fee for services

Demonstrated Track Record 11 Strong Financial and Operational Results – 2017 Highlights  Delivering results – Consistent growth in EBITDA and DCF – On track for year-over-year distribution growth of ~12% – Multiple quarterly volume records  Executing organic growth capital plan – Two new processing plants and three new fractionation plants placed in service  Completed strategic acquisitions in L&S segment – Ozark Pipeline – Equity interest in Bakken Pipeline system  Strong financial position with investment grade credit profile – Year-to-date September coverage ratio of 1.29x – Leverage ratio of 3.6x at end of third quarter – No public equity issuances in the fourth quarter  Full-year results will be announced Feb. 1, 2018

Delivering Consistent Growth in EBITDA and DCF 12 227 236 285 301 318 354 387 442 298 302 351 375 391 423 474 538 1.00 1.10 1.20 1.30 1.40 1.50 0 100 200 300 400 500 600 4Q15* 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 C o vera g e R ati o $ M M Distributable Cash Flow (DCF) Adjusted EBITDA attributable to MPLX LP Coverage Ratio 81% increase in adjusted EBITDA since MarkWest acquisition 95% increase in DCF while maintaining strong coverage ratio *Includes MarkWest premerger adjusted EBITDA and distributable cash flow from Oct. 1, 2015 through Dec. 3, 2015

Priorities for 2018  Positioning partnership through execution of strategic actions – Expect to close remaining dropdown and IDR exchange on Feb. 1  Execution of organic growth capital plan  Deliver attractive returns for unitholders – Forecast ~10% year-over-year distribution growth – Expand portfolio of organic growth projects  Financing strategy – Maintain investment grade credit profile – Sustain strong coverage ratio – Fund ~$2 B organic growth capital with retained cash and debt – Anticipate no issuance of public equity to fund organic growth capital 13

Logistics & Storage

Segment Overview

- High-quality, well-maintained assets that are integral to MPC
  - Owns, leases, operates, or has interest in ~4,500 miles of crude oil pipelines and ~5,500 miles of product pipelines
  - 62 light product terminals with ~24 million barrels of storage capacity
  - Barge dock with ~78,000 BPD throughput capacity
  - Crude oil and product storage facilities (tank farms and caverns) with ~7.8 million barrels of storage capacity
  - 18 inland waterway towboats and more than 200 tank barges moving refined products and crude oil
- Stable cash flows with fee-based revenues and minimal direct commodity exposure



Headquarters
MPLX Pipelines: Owned & Operated
MPLX Interest Pipelines: Operated by Others
MPLX Operated Pipelines: Owned by Others
MPLX Terminals: Owned and Part-owned
Tank Farms
Barge Dock
Cavern
MPC Refineries
LOOP

14

Attractive Portfolio of Organic Growth Capital 15 Logistics & Storage Segment Utica Build-out and related connectivity  Industry solution for Marcellus and Utica liquids  Multiple investments – estimated to complete throughout 2017 and 1Q 2018 Ozark Pipeline Expansion  Crude sourcing optionality to Midwest refineries  Mid-2018 estimated completion Texas City Tank Farm  MPC and third-party logistics solutions  3Q 2018 estimated completion Robinson Butane Cavern  MPC shifting third-party services to MPLX and optimizing Robinson butane handling  2Q 2018 estimated completion Other projects in development

Gathering & Processing

Segment Overview


Raw Natural Gas Production
Gathering and Compression
Processing Plants
Mixed NGLs
Fractionation Facilities
NGL Products
• Ethane
• Propane
• Normal Butane
• Isobutane
• Natural Gasoline

- One of the largest NGL and natural gas midstream service providers
  - Gathering capacity of 5.9 Bcf/d
    - ~65% Marcellus/Utica; ~35% Southwest
  - Processing capacity of 8.0 Bcf/d*
    - ~70% Marcellus/Utica; ~20% Southwest; ~10% Southern Appalachia
  - C2 + Fractionation capacity of ~610 MBPD**
    - ~90% Marcellus/Utica; ~5% Southwest; ~5% Southern Appalachia
- Top-rated midstream service provider since 2006 as determined by independent research provider
- Primarily fee-based business with highly diverse customer base and established long-term contracts


ENERGYPOINT RESEARCH INC
Rated 1st in
Total Satisfaction
MIDSTREAM SERVICES
Customer Satisfaction
2017

*Includes processing capacity of non-operated joint venture

**Includes condensate stabilization capacity

16

Natural Gas Supply Growth Forecast 17 Marcellus/Utica Basin is the Leading Growth Play Incremental Natural Gas Production Growth from 2017 to 2027 Source: Bentek Market Call: North American NGLs – August 21, 2017 8.6 Bcf/d Northeast  Total U.S. natural gas supply is forecasted to grow by ~20 Bcf/d from 2017 to 2027  MPLX well-positioned as largest processor in Northeast with growing backlog of projects in Marcellus/Utica and other prolific basins Permian 6.0 Bcf/d 4.1 Bcf/d Eagle Ford Anadarko 1.1 Bcf/d Denver-Julesburg 1.1 Bcf/d Haynesville 2.4 Bcf/d ~43% of total U.S. growth is expected to occur in Northeast

Marcellus/Utica Processing Capacity 18 Building Infrastructure to Support Basin Volume Growth 0 2 4 6 8 2013 2014 2015 2016 2017E* 2018E B c f/ d ~7.0 Bcf/d processing capacity by end of 2018 Throughput Year-end Capacity Currently operate ~66% of processing capacity in Marcellus/Utica basin 2017 plant completions Sherwood VII (in service 1Q17) Sherwood VIII (in service 3Q17) 2018 expected plant completions Harmon Creek Houston I Majorsville VII Sherwood IX Sherwood X Sherwood XI *2017 throughput assumes 15% growth rate over prior year Note: 2013 through 2015 include MarkWest volumes prior to acquisition by MPLX

Marcellus/Utica Fractionation Capacity Building Infrastructure to Support Growing C2 and C3+ Demand 0 100 200 300 400 500 600 700 2013 2014 2015 2016 2017E* 2018E M B P D ~631 MBPD fractionation capacity by end of 2018 Throughput Year-end Capacity Currently operate ~55% of fractionation capacity in Marcellus/Utica basin 2017 plant completions Hopedale III C3+ (in service 1Q17) Bluestone C2 (in service 3Q17) Majorsville II C2 (in service 4Q17) 2018 expected plant completions Harmon Creek C2 Sherwood C2 Hopedale IV C3+ *2017 throughput assumes 20% growth rate over prior year Note: 2013 through 2015 include MarkWest volumes prior to acquisition by MPLX 19

Northeast Operations Well-Positioned in Ethane Market

- Ethane demand growing as exports and steam cracker development continues in Gulf Coast and Northeast
- MPLX well-positioned to support producer customers' rich-gas development with extensive distributed de-ethanization system
- Based on current utilization, MPLX can support the production of an additional ~60 MBPD of purity ethane with existing assets
- Opportunity to invest $500 MM to $1 B to support Northeast ethane recovery over the next five years



Ohio
Pennsylvania
Bluestone
Harmon Creek
Cadiz
Houston
Majorsville
Seneca
Mobley
Sherwood
West Virginia
MPLX De-ethanization Facility
MPLX Processing Complex
MPLX Planned De-ethanization Facility
Steam Cracker Planned
Steam Cracker Proposed
MPLX Ethane Pipeline
ATEX Pipeline
Mariner West Pipeline
Mariner East 1 Pipeline

20

Considerable Scale in the Southwest 2.1 Bcf/d Gathering, 1.5 Bcf/d Processing & 29 MBPD C2+ Fractionation Capacity 21 Southeast Oklahoma 120MMcf/d Processing* 755MMcf/d Gathering East Texas Gulf Coast 142MMcf/d Processing Western Oklahoma Oklahoma Texas 425MMcf/d Processing 585MMcf/d Gathering 600MMcf/d Gathering 680MMcf/d Processing Fractionation 29,000BPD *Represents 40% of processing capacity through the Partnership’s Centrahoma JV with Targa Resources Corp. Permian 200MMcf/d Processing

Expanding Southwest Position to Support Growing Production in High Performance Resource Plays  Hidalgo processing plant in Culberson County, Texas, placed in service in 2Q 2016, currently operating at near 100% utilization  Began construction of 200 MMcf/d processing plant in Delaware Basin (Argo) expected to be in service in 1Q 2018  Began construction of 75 MMcf/d processing plant in STACK shale (Omega) expected to be in service in mid-2018  Full connectivity to 435 MMcf/d of processing capacity via a 60-mile high-pressure rich-gas pipeline  Constructing rich-gas and crude oil gathering systems with related storage and logistics facilities 22 Cana-Woodford Dewey Blaine Kingfisher Canadian Caddo Grady McClain Garvin Comanche Stephens Washita Beckham Roger Mills Custer Buffalo Creek Complex Arapaho Complex Newfield STACK area of operations Rich-gas pipeline Woodford Play Meramec Play Permian Hidalgo Complex 200 MMcf/d Delaware Basin Culberson Eddy Permian Basin Argo Complex 200 MMcf/d – Q1 2018

Strong Financial Flexibility to Manage and Grow Asset Base 23  Committed to maintaining investment grade credit profile  $2.25 B senior notes issued 1Q 2017  ~$2.1 B of available liquidity at end of 3Q 2017  No public equity issuance in 4Q 2017  Anticipate no issuance of public equity to fund 2018 organic growth capital ($MM except ratio data) As of 9/30/17 Cash and cash equivalents 3 Total assets 19,238 Total debt(a) 7,051 Redeemable preferred units 1,000 Total equity 10,086 Consolidated total debt to LTM pro forma adjusted EBITDA ratio(b) 3.6x Remaining capacity available under $2.25 B revolving credit agreement 1,827 Remaining capacity available under $500 MM credit agreement with MPC 298 (a)Total debt includes $202 MM of outstanding intercompany borrowings classified in current liabilities as of Sept. 30, 2017 (b)Calculated using face value total debt and last twelve month adjusted EBITDA, which is pro forma for acquisitions. Face value total debt includes approximately $428 MM of unamortized discount and debt issuance costs as of Sept. 30, 2017.

Long-Term Value Objectives  Deliver Sustainable Distribution Growth rate that provides attractive total unitholder returns  Drive Lower Cost of Capital to achieve most efficient mix of growth and yield  Execute and expand Robust Portfolio of Organic Growth Projects in support of producer customers and overall energy infrastructure build-out  Maintain Investment Grade Credit profile  Become Consolidator in midstream space 24

25 Appendix

About MPLX  Growth-oriented, diversified MLP with high-quality, strategically located assets with leading midstream position  Two primary businesses – Logistics & Storage includes transportation, storage and distribution of crude oil, refined petroleum products and other hydrocarbon-based products – Gathering & Processing includes gathering, processing, and transportation of natural gas and the gathering, transportation, fractionation, storage and marketing of NGLs  Investment grade credit profile with strong financial flexibility  MPC as sponsor has interests aligned with MPLX – MPLX assets are integral to MPC – Growing stable cash flows through continued investment in midstream infrastructure 26 See appendix for legend

March 1, 2017 Dropdown from MPC 27  Terminal, pipeline and storage assets – 62 light product terminals with ~24 million barrels of storage capacity – 11 pipeline systems consisting of 604 pipeline miles – 73 tanks with ~7.8 million barrels of storage capacity – Crude oil truck unloading facility at MPC’s refinery in Canton, Ohio – Natural gas liquids storage cavern in Woodhaven, Michigan, with ~1.8 million barrels of capacity  Total consideration of $2.015 B – $1.511 B in cash and $504 MM in MPLX equity – Represents ~8 times EBITDA multiple – ~$250 MM estimated annual EBITDA – Expected to be immediately accretive to MPLX’s distributable cash flow

Sept. 1, 2017 Dropdown from MPC  Assets include MPC’s ownership interests: – Explorer Pipeline Company, representing a 24.51 percent ownership interest in the company – Lincoln Pipeline LLC, representing a 35 percent interest in the Southern Access Extension Pipeline (SAX) – MPL Louisiana Holdings, representing a 40.7 percent interest in the Louisiana Offshore Oil Port (LOOP) – LOCAP LLC, representing an overall 58.52 percent ownership interest in the company  Total consideration of $1.05 B – $630 MM in MPLX equity and $420 MM in cash – Represents 7.6 times EBITDA multiple – ~$138 MM annual adjusted EBITDA(1) – Expected to be immediately accretive to MPLX’s distributable cash flow per unit 28 (1)Adjusted EBITDA with respect to joint-interest ownership is calculated as cash distributions adjusted for maintenance capital, growth capital and financing activities.

Growth Capital Forecast

Projects completed in 2017

MPLX ENERGY LOGISTICS

Gathering & Processing Projects	Shale Resource	Capacity	Est. Completion Date
Rich- and Dry-Gas Gathering[a]	Marcellus & Utica	N/A	Ongoing
Western Oklahoma - STACK Rich-Gas and Oil Gathering	Cana Woodford	N/A	Ongoing
Hopedale III C3+ Fractionation and NGL Logistics[b][c]	Marcellus & Utica	60,000 BPD	In Service - 1Q17
Sherwood VII Processing Plant[c]	Marcellus	200 MMcf/d	In Service - 1Q17
Bluestone C2 Fractionation	Marcellus	20,000 BPD	In Service - 3Q17
Sherwood VIII Processing Plant	Marcellus	200 MMcf/d	In Service - 3Q17
Majorsville II C2 Fractionation	Marcellus	40,000 BPD	In Service - 4Q17
NGL Pipeline Expansions	Marcellus	N/A	Ongoing

Logistics & Storage Projects	Est. Completion Date
Utica Build-out projects	In Service – 3Q17
Midwest connectivity projects	4Q17/1Q18

[a]Utica Rich- and Dry-Gas Gathering is a joint venture between MarkWest Utica EMG's and Summit Midstream LLC. Dry-Gas Gathering in the Utica Shale is completed through a joint venture with MarkWest and EMG.
[b]MarkWest and MarkWest Utica EMG shared fractionation capacity
[c]Sherwood Midstream investment

29

Growth Capital Forecast

Projects expected to be completed in 2018

Gathering & Processing Projects	Shale Resource	Capacity	Est. Completion Date
Houston I Processing Plant[(a)]	Marcellus	200 MMcf/d	1Q18
Sherwood IX Processing Plant[(b)]	Marcellus	200 MMcf/d	1Q18
Argo Processing Plant	Delaware	200 MMcf/d	1Q18
Omega Processing Plant	Cana-Woodford	75 MMcf/d	Mid-2018
Majorsville VII Processing Plant	Marcellus	200 MMcf/d	3Q18
Sherwood X Processing Plant[(b)]	Marcellus	200 MMcf/d	3Q18
Sherwood C2 Fractionation	Marcellus	20,000 BPD	3Q18
Sherwood XI Processing Plant[(b)]	Marcellus	200 MMcf/d	4Q18
Harmon Creek Processing Plant	Marcellus	200 MMcf/d	4Q18
Harmon Creek C2 Fractionation	Marcellus	20,000 BPD	4Q18
Hopedale IV C3+ Fractionation	Marcellus & Utica	60,000 BPD	4Q18

Logistics & Storage Projects	Est. Completion Date
Ozark Pipeline Expansion	Mid-2018
Wood River-to-Patoka Pipeline Expansion	Mid-2018
Midwest connectivity projects	1Q18
Robinson Butane Cavern	2Q18
Texas City Tank Farm	3Q18

[(a)] Replacement of existing Houston 35 MMcf/d plant
[(b)] Sherwood Midstream investment

30

Pipeline Acquisitions Announced in 2017

Extending the Footprint of the L&S Segment

Bakken Pipeline

- $500 MM investment
- ~9.2% equity interest in the Dakota Access Pipeline (DAPL) and the Energy Transfer Crude Oil Pipeline (ETCOP) projects
- Expected to deliver ~520 MBPD from the Bakken/Three Forks production area to the Midwest and Gulf Coast with capacity up to ~570 MBPD
- Commenced operations 2Q 2017

Ozark Pipeline

- ~$220 MM investment
- 433 mile, 22″ crude pipeline running from Cushing, Oklahoma, to Wood River, Illinois, with capacity of ~230 MBPD
- Planned expansion to ~345 MBPD in progress and expected to be completed by mid-2018



Stanley
Dakota Access Pipeline
Detroit
Canton
Wood River
Patoka
Robinson
Catlettsburg
Ozark Pipeline
Cushing
Energy Transfer Crude Oil Pipeline
Capline
Garyville
Galveston Bay
Texas City
MPC Refineries
MPLX Barge Dock
Crude Pipelines
MPC Interest
MPLX Owned
MPLX Owned (recently acquired)
MPLX Interest

31

Executing a Comprehensive Utica Strategy 32 Phased Infrastructure Investment  Cornerstone Pipeline commenced operations in October 2016  Hopedale pipeline connection completed December 2016  Harpster-to-Lima pipeline fully operational in July 2017  Links Marcellus and Utica condensate and natural gasoline with Midwest refiners  Constructing additional connectivity and expanding pipelines to provide more optionality for Midwest refiners

MPLX Strengthens Leading Position in Northeast

Announced 50/50 joint venture with Antero Midstream in 1Q 2017

- Supports Antero Resources' significant production growth profile in the Marcellus Shale
  - Long-term, fee-based agreement and significant acreage dedication
- Commenced operations of Sherwood VII & VIII gas processing plants in 2017
- Three 200 MMcf/d gas processing plants currently under construction at Sherwood
  - Potential to develop up to six additional processing facilities at Sherwood and a future expansion site
- Includes 20 MBPD of existing fractionation capacity at Hopedale complex
  - Option to invest in future fractionation expansions



PENNSYLVANIA
OHIO
HOPEDALE
WEST VIRGINIA
JV EXPANSION (site location TBD)
SHERWOOD
Gas Processing Complex
Processing and Fractionation Complex
C3+ Fractionation Complex
NGL Pipeline

33

Major Residue Gas Takeaway Expansion Projects Originate at MPLX Facilities  New takeaway pipelines expected to improve Northeast basis differentials  MPLX processing complexes: – Access to all major gas residue gas takeaway pipelines – Provide multiple options with significant excess residue capacity – Ability to bring mass and synergies to new residue gas pipelines  Critical new projects designed to serve our complexes include: Rover, Leach/Rayne Xpress, Ohio Valley Connector, Mountaineer Express and Mountain Valley Pipeline 34 Utica Complex Marcellus Complex

Marcellus/Utica Overview

3.8 Bcf/d Gathering, 5.8 Bcf/d Processing & 531 MBPD C2+ Fractionation Capacity

MPLX ENERGY LOGISTICS

HOPEDALE FRACTIONATION COMPLEX



MarkWest Joint Venture with EMG

OHIO CONDENSATE
MarkWest Joint Venture with Summit Midstream

CADIZ & SENECA COMPLEXES
MarkWest Joint Venture with EMG



PENNSYLVANIA
OHIO
WEST VIRGINIA
Gathering System
Marcellus Complex
Utica Complex
NGL Pipeline
Purity Ethane Pipeline
ATEX Express Pipeline
TEPPCO Product Pipeline
Mariner West Pipeline
Mariner East Pipeline

BLUESTONE COMPLEX

HARMON CREEK COMPLEX
(currently under construction)

HOUSTON COMPLEX



MAJORSVILLE COMPLEX

SHERWOOD COMPLEX



MOBLEY COMPLEX



35

Gathering & Processing Segment 36 Marcellus & Utica Operations  Gathering – Record volumes averaged over 2.3 Bcf/d – Third-quarter volumes up ~25% versus the same quarter last year  Processing – Record volumes averaged ~5.0 Bcf/d – Commenced operations of Sherwood VIII in July – Third-quarter volumes up ~15% versus the same quarter last year (a)Based on weighted average number of days plant(s) in service. Excludes periods of maintenance Processed Volumes Area Available Capacity (MMcf/d)(a) Average Volume (MMcf/d) Utilization (%) Marcellus 4,520 3,986 88% Houston 520 510 98% Majorsville 1,070 937 88% Mobley 920 654 71% Sherwood 1,600 1,561 98% Bluestone 410 324 79% Utica 1,325 1,000 75% Cadiz 525 514 98% Seneca 800 486 61% 3Q 2017 Total 5,845 4,986 85% 2Q 2017 Total 5,645 4,690 83%

Gathering & Processing Segment

Marcellus & Utica Fractionation

- Record fractionated volumes of ~365 MBPD
- First full quarter of operations for second de-ethanization plant at Bluestone
- Third-quarter fractionated volumes up ~16% versus the same quarter last year

Fractionated Volumes			
Area	Available Capacity (MBPD)[(a)(b)]	Average Volume (MBPD)	Utilization (%)
3Q17 Total C3+	**287**	**219**	**76%**
3Q17 Total C2	**204**	**146**	**72%**
2Q17 Total C3+	287	210	73%
2Q17 Total C2	184	141	77%

[(a)]Based on weighted average number of days plant(s) in service. Excludes periods of maintenance
[(b)]Excludes Cibus Ranch condensate facility

37

Gathering & Processing 38 Southwest Operations 0 Gathering capacity 1.5Bcf/d* Processing capacity 29MBPD C2+ Fractionation capacity 2.1Bcf/d Javelina Complex Carthage Complex Buffalo Creek Complex Transmission capacity 1.4Bcf/d *Includes 40% of processing capacity through the Partnership’s Centrahoma Joint Venture Hidalgo Complex

Gathering & Processing Segment Southwest Operations  Continued construction of gas processing plants in the Southwest – Delaware Basin (Argo) – STACK (Omega)  2017 YTD processed volumes up ~8% versus same period last year (a)Based on weighted average number of days plant(s) in service. Excludes periods of maintenance (b)West Texas is composed of the Hidalgo plant in the Delaware Basin (c)Processing capacity includes Partnership’s portion of Centrahoma JV and excludes volumes sent to third parties Processed Volumes Area Available Capacity (MMcf/d)(a) Average Volume (MMcf/d) Utilization (%) West Texas(b) 200 197 99% East Texas 600 381 64% Western OK 425 362 85% Southeast OK(c) 120 120 100% Gulf Coast 142 105 74% 3Q 2017 Total 1,487 1,165 78% 2Q 2017 Total 1,487 1,220 82% 39

74% 20% 6% MPC Commited MPC Additional Third Party Logistics & Storage Contract Structure  Fee-based assets with minimal commodity exposure(c)  MPC has historically accounted for – over 85% of the volumes shipped on MPLX’s crude and product pipelines – 100% of the volumes transported via MPLX’s inland marine vessels  MPC has entered into multiple long-term transportation and storage agreements with MPLX – Terms of up to 10 years, beginning in 2012 – Pipeline tariffs linked to FERC-based rates – Indexed storage fees – Fee-for-capacity inland marine business 40 2016 Revenue – Customer Mix MPC = 94% $633 MM $171 MM $51 MM (a,b) Notes: (a)Includes revenues generated under Transportation and Storage agreements with MPC (excludes marine agreements) (b)Volumes shipped under joint tariff agreements are accounted for as third party for GAAP purposes, but represent MPC barrels shipped (c)Commodity exposure only to the extent of volume gains and losses

Gathering & Processing Contract Structure

Durable long-term partnerships across leading basins

	Marcellus	Utica	Southwest
Resource Play	Marcellus, Upper Devonian	Utica	Haynesville, Cotton Valley, Woodford, Anadarko Basin, Granite Wash, Cana-Woodford, Permian, Eagle Ford
Producers	14 – including Range, Antero, EQT, CNX, Southwestern, Rex and others	7 – including Antero, Gulfport, Ascent, Rice, PDC and others	140 – including Newfield, Devon, BP, Cimarex, Chevron, PetroQuest and others
Contract Structure	Long-term agreements initially 10-15 years, which contain renewal provisions	Long-term agreements initially 10-15 years, which contain renewal provisions	Long-term agreements initially 10-15 years, which contain renewal provisions
Volume Protection (MVCs)	77% of 2017 capacity contains minimum volume commitments	27% of 2017 capacity contains minimum volume commitments	18% of 2017 capacity contains minimum volume commitments
Area Dedications	4.1 MM acres	4.1 MM acres	1.4 MM acres
Inflation Protection	Yes	Yes	Yes

41

Reconciliation of Adjusted EBITDA and Distributable Cash from Net Income

($MM)	2013	2014	2015	1Q 2016	2Q 2016	3Q 2016	4Q 2016	1Q 2017	2Q 2017	3Q 2017
Net income (loss)	211	239	333	(14)	72	194	182	187	191	217
Depreciation and amortization	70	75	129	136	151	151	153	187	164	164
Provision (benefit) for income taxes	1	1	1	(4)	(8)	-	-	-	2	1
Amortization of deferred financing costs	-	-	5	11	12	11	12	12	13	13
Non-cash equity-based compensation	1	2	4	2	4	3	1	3	3	4
Impairment expense	-	-	-	129	1	-	-	-	-	-
Net interest and other financial costs	1	5	42	57	52	53	53	66	74	80
(Income) loss from equity investments	-	-	(3)	(5)	83	(6)	2	(5)	(1)	(23)
Distributions from unconsolidated subsidiaries	-	-	15	38	40	33	39	33	33	70
Distributions of cash received from equity method investments to MPC	-	-	-	-	-	-	-	-	-	(13)
Other adjustments to equity method investment distributions	-	-	-	-	-	-	-	-	-	8
Unrealized derivative (gains) losses[(a)]	-	-	(4)	9	12	2	13	(16)	(3)	17
Acquisition costs	-	-	30	1	(2)	-	-	4	-	2
Adjusted EBITDA	284	322	552	360	417	441	455	471	476	540
Adjusted EBITDA attributable to noncontrolling interests	(86)	(69)	(1)	(1)	-	(2)	-	(1)	(2)	(2)
Adjusted EBITDA attributable to Predecessor[(b)]	(87)	(87)	(215)	(57)	(66)	(64)	(64)	(47)	-	-
MarkWest's pre-merger EBITDA[(c)]	-	-	162	-	-	-	-	-	-	-
Adjusted EBITDA attributable to MPLX LP	111	166	498	302	351	375	391	423	474	538
Deferred revenue impacts	17	(3)	6	3	4	1	8	8	9	8
Net interest and other financial costs	(2)	(6)	(35)	(57)	(52)	(53)	(53)	(66)	(74)	(80)
Maintenance capital expenditures	(19)	(22)	(49)	(13)	(20)	(25)	(26)	(12)	(23)	(24)
Portion of DCF adjustments attributable to Predecessor[(b)]	-	-	17	1	2	5	-	2	-	-
Other	7	2	(6)	-	-	(2)	(2)	(1)	1	-
Distributable cash flow pre-MarkWest undistributed	114	137	431	236	285	301	318	354	387	442
MarkWest undistributed DCF[(c)]	-	-	(32)	-	-	-	-	-	-	-
Distributable cash flow attributable to MPLX LP	114	137	399	236	285	301	318	354	387	442
Preferred unit distributions	-	-	-	-	(9)	(16)	(16)	(16)	(17)	(16)
Distributable cash flow available to GP and LP unitholders	114	137	399	236	276	285	302	338	370	426

[(a)] The Partnership makes a distinction between realized or unrealized gains and losses on derivatives. During the period when a derivative contract is outstanding, changes in the fair value of the derivative are recorded as an unrealized gain or loss. When a derivative contract matures or is settled, the previously recorded unrealized gain or loss is reversed and the realized gain or loss of the contract is recorded.

[(b)] The Adjusted EBITDA and DCF adjustments related to the Predecessor are excluded from adjusted EBITDA attributable to MPLX LP and DCF prior to the acquisition dates.

[(c)] MarkWest pre-merger EBITDA and undistributed DCF relates to MarkWest's EBITDA and DCF from Oct. 1, 2015, through Dec. 3, 2015.

42

Reconciliation of Adjusted EBITDA and Distributable Cash from Net Cash Provided by Operating Activities (YTD)

MPLX ENERGY LOGISTICS

($MM)	Dec 31, 2015	Mar 31, 2016	Jun 30, 2016	Sep 30, 2016	Dec 31, 2016	Mar 31, 2017	Jun 30, 2017	Sep 30, 2017
Net cash provided by operating activities	427	321	670	975	1,491	377	844	1,338
Changes in working capital items	63	(13)	(9)	59	(66)	51	1	(41)
All other, net	(11)	(17)	(22)	(18)	(26)	(16)	(32)	(43)
Non-cash equity-based compensation	4	2	6	9	10	3	6	10
Net gain (loss) on disposal of assets	-	-	-	1	1	(1)	1	1
Net interest and other financial costs	42	57	109	162	215	66	140	220
Current income taxes	-	-	1	4	5	-	1	1
Asset retirement expenditures	1	-	2	4	6	1	1	2
Unrealized derivative (gains) losses[(a)]	(4)	9	21	23	36	(16)	(19)	(2)
Acquisition costs	30	1	(1)	(1)	(1)	4	4	6
Distributions of cash received from equity method investments to MPC	-	-	-	-	-	-	-	(13)
Other adjustments to equity method investment distributions	-	-	-	-	-	-	-	8
Other	-	-	-	-	2	2	-	-
Adjusted EBITDA	552	360	777	1,218	1,673	471	947	1,487
Adjusted EBITDA attributable to noncontrolling interests	(1)	(1)	(1)	(3)	(3)	(1)	(3)	(5)
Adjusted EBITDA attributable to Predecessor[(b)]	(215)	(57)	(123)	(187)	(251)	(47)	(47)	(47)
MarkWest's pre-merger EBITDA[(c)]	162	-	-	-	-	-	-	-
Adjusted EBITDA attributable to MPLX LP	498	302	653	1,028	1,419	423	897	1,435
Deferred revenue impacts	6	3	7	8	16	8	17	25
Net interest and other financial costs	(35)	(57)	(109)	(162)	(215)	(66)	(140)	(220)
Maintenance capital expenditures	(49)	(13)	(33)	(58)	(84)	(12)	(35)	(59)
Other	(6)	-	-	(2)	(4)	(1)	-	-
Portion of DCF adjustments attributable to Predecessor[(b)]	17	1	3	8	8	2	2	2
Distributable cash flow pre-MarkWest undistributed	431	236	521	822	1,140	354	741	1,183
MarkWest undistributed DCF adjustment[(c)]	(32)	-	-	-	-	-	-	-
Distributable cash flow attributable to MPLX LP	399	236	521	822	1,140	354	741	1,183
Preferred unit distributions	-	-	(9)	(25)	(41)	(16)	(33)	(49)
Distributable cash flow available to GP and LP unitholders	399	236	512	797	1,099	338	708	1,134

[(a)] The Partnership makes a distinction between realized or unrealized gains and losses on derivatives. During the period when a derivative contract is outstanding, changes in the fair value of the derivative are recorded as an unrealized gain or loss. When a derivative contract matures or is settled, the previously recorded unrealized gain or loss is reversed and the realized gain or loss of the contract is recorded.

[(b)] The Adjusted EBITDA and DCF adjustments related to the Predecessor are excluded from adjusted EBITDA attributable to MPLX LP and DCF prior to the acquisition dates.

[(c)] MarkWest pre-merger EBITDA and undistributed DCF relates to MarkWest's EBITDA and DCF from Oct. 1, 2015, through Dec. 3, 2015.

43

MPC's Fully Integrated Downstream System

MPLX ENERGY LOGISTICS


As of Sept. 30, 2017
LOOP
MARATHON
Marketing Area
MPC Refineries
Light Product Terminals
MPC Owned and Part-owned
Third Party
Asphalt/Heavy Oil Terminals
MPC Owned
Third Party
Water Supplied Terminals
Coastal
Inland
Pipelines
MPC Owned & Operated
MPC Interest: Operated by MPLX
MPC Interest: Operated by Others
Pipelines Used by MPC
Renewable Fuels
Ethanol Facility
Biodiesel Facility
MPLX ENERGY LOGISTICS
MPLX Pipelines: Owned & Operated
MPLX Terminals: Owned and Part-owned
Cavern
MPLX Interest Pipelines: Operated by Others
Tank Farms
MarkWest Complex
MPLX Operated Pipelines: Owned by Others
Barge Dock

Refining & Marketing

- Six-plant refining system with ~1.9 MMBPCD capacity*
- One biodiesel facility and interest in three ethanol facilities
- One of the largest wholesale suppliers in our market area
- One of the largest producers of asphalt in the U.S.
- ~5,600 Marathon Brand retail outlets across 20 states and the District of Columbia
- Owns/operates 20 asphalt/light product terminals, while utilizing third-party terminals at 121 light product and two asphalt locations
- 2,074 owned/leased railcars, 163 owned transport trucks

Speedway

- ~2,730 locations in 21 states
- Second-largest U.S. owned/operated c-store chain

Midstream (including MPLX)

- Owns, leases or has interest in ~10,800 miles of crude and refined product pipelines
- 62 light product terminals with ~24 million barrels of storage capacity
- 18 owned inland waterway towboats with more than 200 barges
- Owns/operates ~5.9 billion cubic feet per day of gas gathering capacity*
- Owns/operates ~8.0 billion cubic feet per day of natural gas processing capacity and ~610 MBPD of fractionation capacity*

*As of Jan. 1, 2018

44